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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-12


                       Sanford C. Bernstein Fund II, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5)   Total fee paid:

--------------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

--------------------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3)   Filing Party:

--------------------------------------------------------------------------------

     4)   Date Filed:

--------------------------------------------------------------------------------

Bernstein [GRAPHIC]
Investment Research and Management
A Unit of Alliance Capital Management L.P.

                  ALLIANCEBERNSTEIN INSTITUTIONAL FUNDS, INC.
         - AllianceBernstein Real Estate Investment Institutional Fund

                      SANFORD C. BERNSTEIN FUND II, INC.
           - Bernstein Intermediate Duration Institutional Portfolio


                          1345 Avenue of the Americas

                           New York, New York 10105


                                                              September 9, 2005


Dear Stockholders:


   The Boards of Directors (the "Directors") of AllianceBernstein Institutional Funds, Inc. - AllianceBernstein Real Estate Investment Institutional Fund and Sanford C. Bernstein Fund II, Inc. - Bernstein Intermediate Duration Institutional Portfolio (each, a "Fund" and together, the "Funds") are pleased to invite you to the Joint Annual Meeting of Stockholders (the "Meeting") to be held on November 15, 2005. The accompanying Notice of Joint Annual Meeting of Stockholders and Proxy Statement present several Proposals to be considered at the Meeting.

   At the Meeting, stockholders of each Fund will be asked to elect Directors of that Fund. We are also asking that you approve Proposals, as explained in the attached Proxy Statement, that are intended to update and standardize the governing documents and fundamental investment policies of both or one of the Funds, as applicable. Generally, fundamental policies are policies that under federal law can only be changed by a stockholder vote.

   We believe that uniform Fund governing documents and fundamental policies will result in substantial benefits for each Fund and its stockholders. The governing documents and fundamental policies of the Funds currently impose restrictions that can be traced back to requirements that are no longer applicable. These restrictions can limit a Fund's flexibility to act efficiently.

   The stockholders of AllianceBernstein Institutional Funds, Inc. - AllianceBernstein Real Estate Investment Institutional Fund are also being asked to approve making the Fund's investment objective "non-fundamental" and to approve changes to the Fund's investment objective. The Fund's investment objective is not required to be fundamental and, as a non-fundamental policy, the Fund's investment objective can be changed with approval of the Board in the future without the need for the delay or expense of a stockholder vote.


   The Directors have concluded that the Proposals are in the best interests of each Fund and unanimously recommend that you vote "FOR" the Proposals that apply to the Fund or Funds in which you hold shares.


   We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to vote promptly by proxy. Computershare Fund Services, Inc. ("Computershare"), a proxy solicitation firm, has been selected to assist in the proxy solicitation process. If we have not received your proxy as the date of the Meeting approaches, you may receive a telephone call from Computershare reminding you to vote by proxy. No matter how many shares you own, your vote is important.


Sincerely,

Marc O. Mayer
President

              AllianceBernstein Institutional Funds, Inc. ("AIF")
         - AllianceBernstein Real Estate Investment Institutional Fund


                 Sanford C. Bernstein Fund II, Inc. ("SCB II")

           - Bernstein Intermediate Duration Institutional Portfolio

--------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105

--------------------------------------------------------------------------------

                NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                        SCHEDULED FOR NOVEMBER 15, 2005

To the Stockholders of AllianceBernstein Institutional Funds, Inc. ("AIF") - AllianceBernstein Real Estate Investment Institutional Fund and Sanford C. Bernstein Fund II, Inc. ("SCB II") - Bernstein Intermediate Duration Institutional Portfolio:


   Notice is hereby given that a Joint Annual Meeting of Stockholders (the "Meeting") of AlF - AllianceBernstein Real Estate Investment Institutional Fund ("Real Estate Institutional") and SCB II - Bernstein Intermediate Duration Institutional Portfolio ("Intermediate Duration") (Real Estate Institutional and Intermediate Duration, each, a "Fund", or the "Funds"), will be held at the offices of the Funds, 1345 Avenue of the Americas, 39th Floor, New York, New York 10105, on November 15, 2005 at 3:00 p.m., Eastern Time, to consider and vote on the following Proposals, all of which are more fully described in the accompanying Proxy Statement dated September 9, 2005:

    1. The election of Directors for each Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies;


    2. The amendment and restatement of each Fund's charter, which will repeal in their entirety all of the currently existing charter provisions and substitute in lieu thereof the new provisions set forth in the Form of Articles of Amendment and Restatement attached to the accompanying Proxy Statement as Appendix D;

    3. The amendment, elimination, or reclassification as non-fundamental of certain of the Funds' fundamental investment restrictions;


    4. With respect to Real Estate Institutional, the reclassification of the Fund's fundamental investment objective as non-fundamental and a change in the Fund's investment objective; and

    5. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

   Any stockholder of record of a Fund at the close of business on August 24, 2005 (the "Record Date") is entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Proxies are being solicited on behalf of the Board of each Fund. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign, and promptly return the enclosed Proxy Card, or to submit voting instructions by telephone at (866) 360-2513 or via the Internet as described on the enclosed Proxy Card.


   The Board of Directors of each Fund recommends a vote "FOR" each Proposal.

                                          By Order of the Boards of Directors,

                                          Mark R. Manley
                                          Secretary

New York, New York

September 9, 2005

--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT


   Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also by telephone or through the Internet authorize a proxy to vote your shares. To do so, please follow the instructions on the enclosed Proxy Card. Your vote is very important no matter how many shares you own. Please complete, date, sign, and return your Proxy Card promptly in order to save the Funds any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                                                   Page
      -                                                                                            ----
Introduction                                                                                         1
Proposal One   --  Election of Directors                                                             3
Proposal Two   --  Amendment and Restatement of the Charter of Each Fund                             9
Proposal Three --  Amendment, Elimination or Reclassification as Non-fundamental of Certain of the
                   Funds' Fundamental Investment Restrictions                                       13
Proposal Four  --  Reclassification as Non-fundamental and change in Real Estate Institutional's
                   Investment Objective                                                             21
Independent Registered Public Accounting Firms                                                      22
Proxy Voting and Stockholder Meetings                                                               23
Officers of the Funds                                                                               24
Stock Ownership                                                                                     25
Information as to the Investment Adviser and Distributors of the Funds                              25
Submission of Proposals for Next Meeting of Stockholders                                            25
Other Matters                                                                                       25
Reports to Stockholders                                                                             26
Appendix A     --  Outstanding Voting Shares                                                       A-1
Appendix B     --  Additional Information Regarding Directors                                      B-1
Appendix C     --  Governance and Nominating Committee Charter                                     C-1
Appendix D     --  Form of Articles of Amendment and Restatement                                   D-1

                                PROXY STATEMENT

              ALLIANCEBERNSTEIN INSTITUTIONAL FUNDS, INC. ("AIF")
         - AllianceBernstein Real Estate Investment Institutional Fund

                 SANFORD C. BERNSTEIN FUND II, INC. ("SCB II")
           - Bernstein Intermediate Duration Institutional Portfolio

             1345 Avenue of the Americas New York, New York 10105

                               -----------------


            JOINT ANNUAL MEETING OF STOCKHOLDERS November 15, 2005


                               -----------------

                                 INTRODUCTION


   This is a combined Proxy Statement for the AIF - AllianceBernstein Real Estate Investment Institutional Fund ("Real Estate Institutional") and SCB II - Bernstein Intermediate Duration Institutional Portfolio ("Intermediate Duration") (Real Estate Institutional and Intermediate Duration, each a "Fund", or the "Funds"). The Boards of Directors of the Funds (each a "Board", and together, the "Boards") are soliciting proxies for a Joint Annual Meeting of Stockholders of each Fund (the "Meeting") to consider and vote on Proposals that are being recommended by the Boards of their Funds.

   The Boards are sending you this Proxy Statement to ask for your vote on several Proposals affecting your Fund. The Funds will hold the Meeting at the offices of the Funds, 1345 Avenue of the Americas, 39th Floor, New York, New York 10105, on November 15, 2005 at 3:00 p.m., Eastern Time. The solicitation will be made primarily by mail and may also be made by telephone. The solicitation cost will be borne by the Funds. Alliance Capital Management L.P. is the investment adviser to the Funds ("Alliance"). The Notice of Joint Annual Meeting of Stockholders, Proxy Statement, and Proxy Card are being mailed to stockholders on or about September 12, 2005.


   Any stockholder who owned shares of a Fund on August 24, 2005 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote.

   We have divided the Proxy Statement into five main parts:

Part I   -   Overview of the Boards' Proposals.
Part II  -   Discussion of each Proposal and an explanation of why we are requesting that you approve each
             Proposal.
Part III -   Information about the Funds' independent registered public accounting firms.
Part IV  -   Additional information on proxy voting and stockholder meetings.
Part V   -   Other information about the Funds.

Part I - Overview of Proposals

   As a stockholder of either or both of the Funds, you are being asked to consider and vote on a number of Proposals. Not all of the Proposals apply to both Funds. Many of the Proposals relate to conforming changes that will result in standardized policies across the Funds.


                               Proposal                                    Fund(s) Affected

1.The election of the Directors, each such Director to serve a                Both Funds
  term of an indefinite duration and until his or her successor is duly elected and qualifies.

2.The amendment and restatement of the charter of each Fund,                  Both Funds
  which will repeal in their entirety all currently existing charter provisions and substitute in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement attached to this Proxy Statement as Appendix D.

3.The amendment, elimination, or reclassification as non-fundamental of the fundamental investment policies regarding:

   3.A. Diversification                                                       Both Funds

   3.B. Issuing Senior Securities and Borrowing Money                         Both Funds

   3.C. Underwriting Securities                                               Both Funds

   3.D. Concentration of Investments                                          Both Funds

   3.E.  Real Estate and Companies that Deal in Real Estate                   Both Funds

   3.F.  Commodity Contracts and Futures Contracts                            Both Funds

   3.G. Loans                                                                 Both Funds

    3.H. Pledging, Hypothecating, Mortgaging, or Otherwise                    Both Funds
         Encumbering Assets

   3.I.  Joint Securities Trading Accounts                             Real Estate Institutional

   3.J.  Exercising Control                                            Real Estate Institutional

   3.K. Other Investment Companies                                       Intermediate Duration

   3.L.  Oil, Gas, and Other Types of Minerals or Mineral
     Leases                                                              Intermediate Duration

   3.M. Purchases of Securities on Margin                              Real Estate Institutional

   3.N. Short Sales                                                    Real Estate Institutional

4.The reclassification of Real Estate Institutional's fundamental      Real Estate Institutional
  investment objective as non-fundamental and changes to the
  Fund's investment objective.

Part II - Discussion of Each Proposal

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS


   At the Meeting, stockholders will vote on the election of Directors of their Funds. Each Director elected at the Meeting will serve for a term of indefinite duration and until his or her successor is duly elected and qualifies. The following individuals have been nominated for election as a Director of the Funds. It is the intention of the persons named as proxies in the accompanying Proxy Card to nominate and vote in favor of the nominees named below for election as a Director of the Funds:


                                  Ruth Block
                               David H. Dievler
                                John H. Dobkin
                               Michael J. Downey
                             William H. Foulk, Jr.
                                 D. James Guzy
                                 Marc O. Mayer
                            Marshall C. Turner, Jr.


   Each nominee has consented to serve as a Director. The Boards know of no reason why any of the nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board may recommend. Each of the Funds has a policy generally requiring that Directors retire at the end of the calendar year in which they reach the age of 76. The Governance and Nominating Committees and the Boards of the Funds have waived the application of this retirement policy as to Mr. Dievler through December 31, 2006.


   Certain information concerning the nominees is set forth below.

                                                                          Number of
                                                                        Portfolios in
                                                                      AllianceBernstein     Other
                                                                        Fund Complex    Directorships
 Name, Address and        Years of         Principal Occupation(s)       Overseen by       Held by
   Date of Birth          Service*           During Past 5 Years          Director        Director
 -----------------   ------------------    -----------------------    ----------------- -------------
DISINTERESTED
DIRECTORS
Ruth Block,#,**      AIF: since 1997    Formerly Executive Vice              105            None
500 SE Mizner Blvd.  SCB II: since 2002 President and Chief
Boca Raton, FL 33432                    Insurance Officer of The
11/7/30                                 Equitable Life Assurance
                                        Society of the United
                                        States; Chairman and
                                        Chief Executive Officer of
                                        Evlico (insurance); former
                                        Governor at Large,
                                        National Association of
                                        Securities Dealers, Inc.

David H. Dievler,#   AIF: since 1997    Independent consultant.              107            None
P.O. Box 167         SCB II: since 2002 Until December 1994 he
Spring Lake,                            was Senior Vice President
NJ 07762                                of ACMC ("Alliance
10/23/29                                Capital Management
                                        Corporation", the general
                                        partner of Alliance)
                                        responsible for mutual
                                        fund administration. Prior
                                        to joining ACMC in 1984,
                                        he was Chief Financial
                                        Officer of Eberstadt Asset
                                        Management since 1968.
                                        Prior to that, he was Senior
                                        Manager at Price
                                        Waterhouse & Co.
                                        Member of the American
                                        Institute of Certified Public
                                        Accountants since 1953.

--------

* "Years of Service" refers to the total number of years served as a Director. There is no stated term of office for the Funds' Directors, however, the Directors are generally subject to a policy requiring retirement at the age of 76. With respect to Mr. Dievler, the Governance and Nominating Committees and Boards of the Funds have waived the application of this retirement policy through December 31, 2006.

** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of Alliance. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee of each Fund.

                                                                             Number of
                                                                           Portfolios in
                                                                         AllianceBernstein     Other
                                                                           Fund Complex    Directorships
    Name, Address and          Years of        Principal Occupation(s)      Overseen by       Held by
      Date of Birth            Service*          During Past 5 Years         Director        Director
    -----------------     ------------------   -----------------------   ----------------- -------------
John H. Dobkin,#          AIF: since 1997    Consultant. Formerly               105        Municipal
P.O. Box 12               SCB II: since 2002 President of Save Venice,                     Art Society
Annandale,                                   Inc. (preservation                            (New York
NY 12504                                     organization) from 2001-                      City)
2/19/42                                      2002, Senior Adviser from
                                             June 1999 - June 2000 and
                                             President of Historic
                                             Hudson Valley (historic
                                             preservation) from
                                             December 1989 - May
                                             1999. Previously, Director
                                             of the National Academy
                                             of Design and during
                                             1988-1992, Director and
                                             Chairman of the Audit
                                             Committee of ACMC.

Michael J. Downey,#       AIF: since 2005    Consultant since 2004.              80        Asia Pacific
c/o Alliance Capital      SCB II: since 2005 Formerly managing partner                     Fund, Inc.;
Management L.P.                              of Lexington Capital, LLC                     and the
1345 Avenue of the                           (investment advisory firm)                    Merger Fund
Americas                                     from 1997 until December
Attn: Philip L. Kirstein                     2003. Prior thereto,
New York, NY 10105                           Chairman and CEO of
1/26/44                                      Prudential Mutual Fund
                                             Management (1987-1993).

Chairman of the Board     AIF: since 1997    Investment adviser and             108        None
William H. Foulk, Jr.,#,+ SCB II: since 2002 independent consultant. He
2 Sound View Drive                           was formerly Senior
Suite 100 Greenwich,                         Manager of Barrett
CT 06830                                     Associates, Inc., a
9/7/32                                       registered investment
                                             adviser, with which he had
                                             been associated since prior
                                             to 2000. He was formerly
                                             Deputy Comptroller and
                                             Chief Investment Officer
                                             of the State of New York
                                             and, prior thereto, Chief
                                             Investment Officer of the
                                             New York Bank for
                                             Savings.

--------

* "Years of Service" refers to the total number of years served as a Director. There is no stated term of office for the Funds' Directors, however, the Directors are generally subject to a policy requiring retirement at the age of 76. With respect to Mr. Dievler, the Governance and Nominating Committees and Boards of the Funds have waived the application of this retirement policy through December 31, 2006.

+  Member of the Fair Value Pricing Committee.

# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee of each Fund.

                                                                             Number of
                                                                           Portfolios in
                                                                         AllianceBernstein     Other
                                                                           Fund Complex    Directorships
    Name, Address and          Years of        Principal Occupation(s)      Overseen by       Held by
      Date of Birth            Service*          During Past 5 Years         Director        Director
    -----------------     ------------------   -----------------------   ----------------- -------------
D. James Guzy,#           N/A                Chairman of the Board of            1         Intel
P.O. Box 128                                 PLX Technology (semi-                         Corporation;
Glenbrook,                                   conductors) and SRC                           Cirrus Logic
NV 89413                                     Computers Inc., with which                    Corporation;
3/7/36                                       he has been associated                        Novellus
                                             since prior to 2000. He is                    Corporation;
                                             also President of the Arbor                   Micro
                                             Company (private family                       Component
                                             investments).                                 Technology;
                                                                                           the Davis
                                                                                           Selected
                                                                                           Advisers
                                                                                           Group of
                                                                                           Mutual
                                                                                           Funds; and
                                                                                           Logic Vision

Marshall C. Turner, Jr.,# N/A                Principal of Turner Venture         1         Toppan
220 Montgomery St.                           Associates (venture capital                   Photomasks,
Penthouse 10                                 and consulting) since prior                   Inc.; the
San Francisco,                               to 2000. Chairman and                         George
CA 94104-3402                                CEO, DuPont Photomasks,                       Lucas
10/10/41                                     Inc., Austin, Texas, 2003-                    Educational
                                             2005, and President and                       Foundation;
                                             CEO since company                             Chairman of
                                             acquired, and name                            the Board of
                                             changed to Toppan                             the
                                             Photomasks, Inc. in 2005.                     Smithsonian's
                                                                                           National
                                                                                           Museum of
                                                                                           Natural
                                                                                           History

INTERESTED
DIRECTOR***
Marc O. Mayer             AIF: since 2003    Executive Vice President           82         SCB
1345 Avenue of the        SCB II: since 2003 of ACMC, since 2001;                          Partners,
Americas                                     prior thereto, Chief                          Inc.; and
New York, NY 10105                           Executive Officer of                          SCB Inc.
10/2/57                                      Sanford C. Bernstein &
                                             Co., LLC (institutional
                                             research and brokerage arm
                                             of Bernstein & Co., Inc.)
                                             and its predecessor since
                                             prior to 2000.

--------

* "Years of Service" refers to the total number of years served as a Director. There is no stated term of office for the Funds' Directors, however, the Directors are generally subject to a policy requiring retirement at the age of 76. With respect to Mr. Dievler, the Governance and Nominating Committees and Boards of the Funds have waived the application of this retirement policy through December 31, 2006.




***Mr. Mayer is an "interested person", as defined in the 1940 Act of both
   Funds due to his position as Executive Vice President of ACMC.




# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee of AllianceBernstein Global Technology Fund, Inc.

   As of August 19, 2005, to the knowledge of management, the Directors and officers of each Fund, both individually and as a group, owned less than 1% of the shares of any Fund. Additional information related to the equity ownership of the Directors in each of the Funds and the compensation they received from the Funds is presented in Appendix B. During each Fund's most recently completed fiscal year, the Fund's Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of Alliance or of any of its parents or subsidiaries.


   During the Fund's fiscal year ended in 2004, the Board of AIF met 13 times and of SCB II met 13 times. Each Director attended at least 75% of the total number of meetings of the Boards held during the fiscal year and, if a member, at least 75% of the total number of meetings of the committees held during the period for which he or she served. The Funds do not have a policy that requires a Director to attend annual meetings of stockholders but the Funds encourage such attendance.

   Each Fund's Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, an Independent Directors Committee, and a Fair Value Pricing Committee. The members of the Committees are identified above in the table listing the Directors of the Funds. The function of the Audit Committee of each Fund is to assist the Board in its oversight of a Fund's financial reporting process. During the Fund's fiscal year ended in 2004, the Audit Committee of AIF met 3 times and of SCB II met 3 times.

   During the Fund's fiscal year ended in 2004, the Governance and Nominating Committee of AIF met 0 times and of SCB II met 0 times. Each Fund's Board has adopted a charter for its Governance and Nominating Committee, a copy of which is included as Appendix C. Pursuant to the charter of the Governance and Nominating Committee, the Governance and Nominating Committee assists each Board in carrying out its responsibilities with respect to governance of a Fund and identifies, evaluates and selects and nominates candidates for that Board. The Committee also may set standards or qualifications for Directors. The Committee may consider candidates as Directors submitted by a Fund's current Board members, officers, investment adviser, stockholders and other appropriate sources.


   The Governance and Nominating Committee of a Fund will consider candidates submitted by a stockholder or group of stockholders who have owned at least 5% of a Fund's outstanding common stock for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of a Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders or, if an annual meeting was not held in the previous year, all required information must be received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

   The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as a disinterested Director. A detailed description of the criteria used by the Committee as well as information required to be provided by stockholders submitting candidates for consideration by the Committee are included in Appendix C.


   The function of each Fund's Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of Alliance's Valuation Committee relating to a security held by a Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's net asset value ("NAV") by more than $0.01 per share. The Fair Value Pricing Committee did not meet during either Fund's most recently completed fiscal year.


   The function of each Fund's Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. During the Fund's fiscal year ended in 2004, the Independent Directors Committee of AIF met 0 times and of SCB II met 0 times.


   Each Board has adopted a process for stockholders to send communications to the Board of their Fund. To communicate with a Board or an individual Director of a Fund, a stockholder must send a written communication to that Fund's principal office at the address listed in the Notice of Joint Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of that Fund or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.


   Each Board unanimously recommends that the stockholders vote "FOR" each of the nominees to serve as a Director of the applicable Fund. The election of a nominee as a Director requires a plurality of the votes cast.

                                 PROPOSAL TWO
           THE AMENDMENT AND RESTATEMENT OF THE CHARTER OF EACH FUND




   Each Fund is organized as a Maryland corporation and is subject to the Maryland General Corporation Law ("MGCL"). Under the MGCL, each Fund is formed pursuant to a charter (each a "Charter") that sets forth various provisions relating primarily to the governance of that Fund and powers of the Fund to conduct business. Each Fund's Board has declared advisable and recommends to the Fund's stockholders the amendment and restatement of the Charter for that Fund. Alliance, the Funds' investment adviser, advised the Boards that the proposed amendments have two primary objectives. First, Alliance believes that it is important to update the Charters to take full advantage of the flexibility afforded by the provisions of the MGCL, as they currently exist or may be changed in the future. Second, Alliance believes that both Charters should be standardized so that there will be no differences among the funds in the AllianceBernstein Fund Complex. In the past, the existence of different Charter provisions has imposed burdens in administering the Funds and, in some cases, limited a Board's or Fund's power to take actions that would benefit that Fund and its stockholders.

   Many of the proposed amendments are technical amendments that are designed to allow a Fund's Board to take full advantage of the provisions of the MGCL. Some provisions of these Charters are now obsolete because they are regulated by the 1940 Act or the MGCL and are no longer required in the Charters. For these reasons, Alliance recommended to the Boards the amendment and restatement of the Charters as discussed below in order to modernize and standardize them, which will facilitate a Board's ability to direct the management of the business and affairs of a Fund as it deems advisable. Each Board recommends that stockholders approve the amendment and restatement of the Charter for their Fund./1/ The amendment and restatement of each Charter will be accomplished by repealing in their entirety all of the existing Charter provisions and substituting in lieu thereof the new provisions set forth in the Form of Articles of Amendment and Restatement (each a "New Charter" and, together, the "New Charters") attached as Appendix D. A detailed summary of the amendments is set forth below. If a stockholder of a Fund would like a copy of the current Charter for that Fund, please write to Dennis Bowden at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

   If approved, the New Charters will give a Board more flexibility and broader power to act than do the current Charters. This increased flexibility may allow a Board to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Funds to operate in a more efficient and economical manner.

   While each of the New Charters of the Funds are generally the same (except for variations with respect to authorization and classification of stock), the actual provisions being repealed will vary between the Funds. The proposed amendments to the Charters fall generally under four broad categories: (i) series and class structure and related provisions; (ii) stockholder voting provisions; (iii) mandatory and other redemption provisions; and (iv) liability exculpation and indemnification and expense advance provisions. The following discusses the material changes for the Funds within these broad categories, discusses the Boards' recommendations as to each amendment, and identifies each Fund for which each amendment is applicable.


A. Series and Class Structure and Related Provisions


   Alliance recommended, and the Boards declared advisable, the proposed amendments concerning the establishment and administration of series and classes/2/ of the Funds' stock to update the Charters and to provide the Funds' Boards with the broadest flexibility to act with respect to series or classes of stock under the MGCL subject to the 1940 Act. The New Charter provisions would clarify the classification and designation of stock and the allocation of assets and expenses among series or classes of stock and a Board's powers with respect to these



--------
1. Each Fund is organized as a series fund and may have separate portfolios that are regarded as separate investment companies under the 1940 Act. However, all portfolios of a Fund are governed by the same charter. Therefore, if approved by the stockholders, a New Charter (defined below) will govern all of the portfolios operated by its Fund.
2. If a Fund is a series fund, the stockholders of each portfolio own shares of a specific series of stock. Stock of a specific series (or portfolio) may be divided into more than one class of shares.

allocations. These changes are intended to improve administration of the Funds and would not affect the management of the Funds. The New Charter of each Fund, except as noted, contains provisions that:

  . Provide for the automatic readjustment of the number of authorized shares of a class or series of a Fund that are classified or reclassified into shares of another series or class of the Fund. This change is administrative and provides for automatic readjustment in the number of shares where changes are made to one series or class. See New Charter, Article Fifth, Section 1.

  . Clarify that redeemed or otherwise acquired shares of stock of a series or class shall constitute authorized but unissued shares of stock of that series or class and, in connection with a liquidation or reorganization of a series or class of a Fund in which all outstanding shares of such class or series are redeemed by the Fund, that all authorized but unissued shares of such class or series shall automatically be returned to the status of authorized but unissued shares of common stock, without further designation as to class or series. This change is for administrative flexibility and avoids the necessity to authorize the issuance of additional shares when shares had been previously authorized by the Board. See New Charter, Article Fifth, Section 10(e).

  . Clarify that each Fund's Board has sole discretion to allocate the Fund's general assets and provide that any general assets allocated to a series or class will irrevocably belong to that series or class. This change makes the Board's discretion explicit in the New Charter and conforms provisions in the New Charter to the MGCL. See New Charter, Article Fifth, Sections 3 and 4.

  . With respect to AIF, clarify that debts, liabilities, obligations, and expenses of a series or class shall be charged to the assets of the particular series or class and to provide that a Board's determination with respect to the allocation of all debts, liabilities, obligations and expenses will be conclusive. This change conforms provisions in the New Charter to the MGCL and makes the Board's powers to determine allocations of debts, liabilities, obligations and expenses explicit. See New Charter, Article Fifth, Section 5.

  . Provide that debts, liabilities, obligations and expenses of a series or class are enforceable only with respect to that series or class and not against the assets of a Fund generally. This change would clarify that the debts, liabilities, obligations and expenses of one series or class of a Fund are enforceable only with respect to that series or class, which is consistent with a provision of the MGCL that protects the stockholders of a Fund's other series or classes of stock. See New Charter, Article Fifth, Section 5.

  . Provide that a Fund's Board may establish a specified holding period prior to the record date for stockholders to be entitled to dividends (deleting for the Funds a requirement that such holding period may not exceed a maximum of 72 hours) and to provide that dividends or distributions may be paid in-kind. This change gives the Board the discretion to specify holding periods rather than specifying them in the Charter and provides the Board with flexibility in the payment of dividends, whether in cash or in-kind. See New Charter, Article Fifth,
      Section 7.

  . With respect to SCB II, add a provision that all persons who acquire stock or other securities of a Fund shall acquire the same subject to the Charter provisions and Bylaws. Consistent with Maryland law, this change makes it explicit that the Fund's stockholders are subject to the Fund's Charter and Bylaws. See New Charter, Article Fifth, Section 15.


   In addition to the New Charter provisions discussed above, Alliance recommended, and the Board declared advisable, that the following provisions be deleted from the SCB II Charter because they are codified under the 1940 Act and/or the MGCL and are not required to be included in the Charter. The New Charter deletes provisions:


  . Regarding the time the establishment and designation of a series become effective.

  . Giving the Board the power to eliminate a series or class when there are no such outstanding shares.

  . Authorizing the Board to increase or decrease the aggregate number of shares of stock that the Fund has authority to issue.

B. Stockholder Voting Provisions


   Alliance recommended, and the Board declared advisable, proposed minor changes to each Fund's voting provisions. These changes are intended to give the Board more flexibility in setting voting requirements consistent with current MGCL provisions and the interests of stockholders. These changes also clarify quorum requirements at meetings for specific classes or series and for a Fund as a whole. These changes would not affect management of a Fund. The New Charter of each Fund, except as noted, contains provisions that:

  . Permit, as to any matter submitted to stockholders, a Fund to calculate the number of votes to which a stockholder is entitled to cast on such matter based on the NAV of shares rather than on the basis of one vote for each share outstanding. Votes would be so calculated only if approved in advance by a Fund's Board, and only if the Fund first obtains an exemptive order from the Securities and Exchange Commission ("SEC") permitting the Fund to calculate votes in this manner. This change would permit a Board to address circumstances in which there are material disparities in NAV per share among the series of a Fund with a number of series resulting in inequitable voting rights among the stockholders of the various series in relation to the value of a stockholder's investment. See New Charter, Article Fifth, Section 8.

  . Permit a Fund's Board to determine certain matters that are subject to vote only by a specific class or series of the Fund, rather than by all stockholders of the Fund as a single class. The Board would have this discretion only for matters that are not otherwise prescribed under the 1940 Act or other applicable law. The existing Charters provide that stockholders of a specific class or series of stock will vote on issues pertaining only to that class or series of stock. The second change is intended to clarify that the Board may make the determination of whether an issue pertains only to a class or series where it is not otherwise specified by law. See New Charter, Article Fifth, Section 8.

  . Clarify that where the Charter (in addition to applicable laws) mandates a separate vote by holders of one or more series or class of a Fund's stock, a quorum will be determined by the number of shares the holders of which are present in person or by proxy at the meeting of stockholders of that specific class or series, rather than for the Fund as a whole. See New Charter, Article Seventh, Section 3.


  . With respect to SCB II, delete provision giving stockholders voting rights with respect to any matter that affects the series or class to which they have rights of automatic conversion.

C. Mandatory and Other Redemption Provisions


   Alliance recommended, and the Boards declared advisable, proposed changes to give a Board more flexibility to redeem stockholder accounts that fall below a certain threshold. Alliance advised the Boards that small accounts are costly for a Fund to maintain, often at the expense of larger stockholders. The Charter of each Fund provides that its Board may cause the Fund to redeem a stockholder from the Fund if, after redemption, in certain cases, or otherwise, the amount that the stockholder has invested in the Fund falls below a specified minimum dollar amount ($200 for AIF and $1,000 for SCB II) or such other amount that the Board may determine. For AIF, the Board has approved a minimum dollar amount of $500. This provision also includes a cap on the dollar amount that a Board may set (up to $100,000,000) and a stockholder notice requirement. The amendments recommended by Alliance, and declared advisable by the Boards, would give a Board greater administrative flexibility to determine when it is in the best interests of a Fund to redeem small accounts by giving the Board sole discretion to set the mandatory threshold for redemption. In addition, these amendments would delete the notice provision and permit a Board to cause a Fund to make mandatory redemptions for other purposes, such as reorganization of a Fund, as now permitted by relatively recent amendments to the MGCL. If these changes are adopted, upon approval by a Board, the typical Fund reorganization or liquidation will require only the stockholder approval required under the 1940 Act, if any. The New Charter provisions of each Fund:

  . Clarify that a Fund may redeem shares at NAV where a stockholder fails to maintain a minimum amount determined by the Fund's Board, in its sole discretion. See New Charter, Article Fifth, Section 10(c).

  . Provide that a Fund's Board may cause a Fund to redeem shares for "any other purposes", subject to the 1940 Act, such as a reorganization of the Fund. See New Charter, Article Fifth, Section 10(c).

D. Liability Exculpation and Indemnification and Expense Advance Provisions


   The existing Charter or Bylaws of each Fund generally provide that, to the maximum extent permitted by the MGCL and the 1940 Act, Directors and officers shall not be liable to a Fund or its stockholders for money damages and shall be indemnified by the Fund and have expenses advanced by the Fund. Alliance recommended to each Board, and each Board declared advisable, that each Fund's Charter be revised to clarify, or where necessary, to specify that a Fund has the power to indemnify and advance expenses to its Directors and officers to the maximum extent permitted by the 1940 Act and the MGCL. The 1940 Act and the MGCL provide extensive regulation of the indemnification that a Fund may provide to its Directors and officers. Alliance advised the Boards that the proposed changes to the existing Charters are intended only to make the indemnification provisions clearer and would not change a Fund's existing indemnification obligations to the Fund's Directors and officers. Each Fund's Board believes that it is important for a Fund to be able to limit the liability of its Directors and officers to the maximum extent permitted by law and indemnify and advance expenses to the maximum extent permitted by law in order to promote effective management and oversight of the Funds. More restrictive indemnification provisions may make it difficult to attract and retain qualified Directors and officers. These changes update each Fund's indemnification provisions consistent with the current industry standard as permitted under the 1940 Act and Maryland law.


   The indemnification provisions in the New Charter of each Fund will:

  . Authorize a Fund to obligate itself to indemnify and advance expenses to the maximum extent permitted by the MGCL. See New Charter, Article Eighth, Section 2.

  . Extend a Fund's power to indemnify and advance expenses to Directors and officers who, while serving as such for a Fund, also serve at a Fund's request in a like position of another enterprise and are subject to liability by reason of their service in such capacity. See New Charter, Article Eighth, Section 2.

  . Allow a Fund to indemnify and advance expenses, subject to Board approval, to any person who served as a Director to a predecessor of the Fund in any capacity that may be indemnified under the Fund's Charter. See New Charter, Article Eighth, Section 2.


  . Replace the specific 1940 Act limitations on exculpation, indemnification and advance of expenses in cases of willful misfeasance, bad faith, negligence, or reckless disregard for duties with a general reference to limitations on exculpation, indemnification and advance of expenses imposed under the 1940 Act. See New Charter, Article Eighth, Section 3.


  . Extend the non-applicability to a Director or officer of subsequent changes to the indemnification policies to subsequent changes made to indemnification provisions contained in a Fund's Charter or Bylaws. See New Charter, Article Eighth, Section 4.

   The Board unanimously recommends that the stockholders of each Fund vote "FOR" Proposal 2. Approval of Proposal 2 with respect to each Fund requires the affirmative vote of a majority of the votes entitled to be cast.

                                PROPOSAL THREE

AMENDMENT, ELIMINATION, OR RECLASSIFICATON OF CERTAIN OF THE FUNDS' FUNDAMENTAL
                            INVESTMENT RESTRICTIONS

   Under Section 8(b) of the 1940 Act, a Fund must disclose whether it has a policy regarding the following: (1) diversification, as defined in the 1940 Act; (2) borrowing money; (3) issuing senior securities; (4) underwriting securities issued by other persons; (5) purchasing or selling real estate; (6) purchasing or selling commodities; (7) making loans to other persons; and (8) concentrating investments in any particular industry or group of industries (the "Section 8(b) policies"). Under the 1940 Act, these policies are "fundamental" and may not be changed without a stockholder vote.

   In addition to its Section 8(b) policies, under the 1940 Act a Fund may designate any other of its policies as fundamental policies (the "Other Fundamental Policies"). Many of the Funds' Other Fundamental Policies can be traced back to federal or state securities law requirements that were in effect when many of the AllianceBernstein Funds were organized. These restrictions were subsequently made less restrictive. For example, the National Securities Markets Improvement Act of 1996 ("NSMIA") preempted many investment restrictions formerly imposed by state securities laws and regulations (these state laws and regulations are often referred to as "blue sky" laws and regulations). As a result, many of the current restrictions unnecessarily limit the investment strategies available to Alliance in managing a Fund's assets. In addition, the lack of uniform standards across the AllianceBernstein Funds leads to operating inefficiencies and increases the costs of compliance monitoring.

   The Board of each Fund considered and approved Alliance's recommendation that the Fund's Section 8(b) policies be replaced with standardized fundamental policies. In some cases, Alliance recommended and the Boards approved less restrictive Section 8(b) policies.

   If the Proposals are approved with respect to a Fund, only those investment restrictions that the 1940 Act specifically requires to be fundamental (i.e., the Section 8(b) policies), as described in Proposals 3.A. - 3.G. will remain fundamental investment restrictions of the Funds. Alliance also recommended and the Boards approved the elimination of the Other Fundamental Policies as discussed below in Proposals 3.H. - 3.N. None of the changes in the Section 8(b) policies or the Other Fundamental Policies is expected to have a significant effect on the management of the Funds.


                                 Proposal 3.A.
                   Amendment of Fundamental Policy Regarding
                                Diversification
                               Applicable Funds:
                                  Both Funds


   Proposed New Fundamental Investment Policy: If the proposed amendment is approved by stockholders, the Fund's fundamental investment policy in effect would read:


      "The Fund is diversified as defined in the 1940 Act."

Discussion of Proposed Modification:

   Section 8(b) of the 1940 Act requires an investment company to state whether it is "diversified" as that term is defined in the 1940 Act. Consequently, the proposed modification is consistent with the 1940 Act, which only requires that a Fund state whether it is diversified. The 1940 Act requires that funds classify themselves as either diversified or non-diversified. The difference is that diversified funds are subject to stricter percentage limits on the amount of assets that can be invested in any one company. Specifically, a diversified fund may not, with respect to 75% of its total assets: (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding voting securities of such issuer.

   In making its recommendation to the Boards, Alliance noted that no change is being proposed to a Fund's designation as diversified. Instead, the proposed change would modify the Fund's fundamental investment policies regarding its sub-classification under the 1940 Act to rely on the definitions of the term "diversified" in the 1940 Act rather than stating the relevant percentage limitations expressed under current law. As a result, without a Fund's Board or stockholders taking further action, the modified investment policy would automatically apply the requirements of "diversification" under the 1940 Act to a Fund as those requirements may be amended from time to time.

   Approval of this proposed modification would result in the adoption of this policy as a fundamental policy. In addition, Real Estate Institutional's substantively duplicative policy with respect to diversification would be eliminated with the approval of this proposed modification.


                                 Proposal 3.B.
                  Amendment of Fundamental Policies Regarding
             the Issuance of Senior Securities and Borrowing Money
                               Applicable Funds:
                                  Both Funds


   Proposed New Fundamental Investment Policy: If the proposed amendment is approved by stockholders, each Fund's fundamental investment policies regarding borrowing and the issuance of senior securities in effect would be combined to read:


   "The Fund may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities."

   "For the purposes of this restriction, margin collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security."

Discussion of Proposed Modification:

   In making its recommendation to the Boards, Alliance noted that under
Section 18(f)(1) of the 1940 Act, a Fund may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets. Under the 1940 Act, certain types of transactions entered into by a Fund, including futures contracts, repurchase agreements, short sales, and when-issued and delayed delivery transactions, may be considered to raise senior securities issues. Alliance noted that currently, under SEC interpretations, these activities are not deemed to be prohibited so long as certain collateral or coverage requirements designed to protect stockholders are met. The proposed modification makes it clear that collateral arrangements are not to be deemed to be the issuance of a senior security.

   The Funds' current fundamental policies with respect to senior securities and borrowings are separate policies. The proposed modification combines the two policies and would automatically conform a Fund's policy more closely to the exact statutory and regulatory requirements regarding senior securities, as they exist from time to time, without incurring the time and expense of obtaining stockholder approval to change the policy.


   Intermediate Duration's fundamental policy on borrowing permits borrowings of up to 33 1/3% of the Fund's assets, which is the maximum currently permitted under the 1940 Act. Real Estate Institutional's current fundamental policy prohibits borrowings except for temporary or emergency purposes, in an amount up to 5% of the Fund's assets. The proposed fundamental policy for borrowing would permit both Funds to borrow up to the full extent permitted by the 1940 Act. The use of leverage by a Fund is considered speculative and involves risk. However, there is no current intention that Real Estate Institutional will use this increased borrowing capability.

                                 Proposal 3.C.
                   Amendment of Fundamental Policy Regarding
                            Underwriting Securities
                               Applicable Funds:
                                  Both Funds


   Proposed New Fundamental Investment Policy: If the proposed amendment is approved by stockholders, each Fund's fundamental investment policy regarding underwriting securities in effect would read:


   "The Fund may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended."

Discussion of Proposed Modification:


   In making its recommendation to the Boards, Alliance noted that the purpose of the modification is to clarify that the Funds are not prohibited from acquiring "restricted securities" to the extent such investments are consistent with a Fund's investment objective, even if such investments may result in the Fund technically being considered an underwriter under the federal securities laws. This amendment would not change the Funds' current policies on investing in restricted securities, which are considered illiquid securities and under current SEC guidelines are limited to 15% of a Fund's investments. The modification standardizes the policy on underwriting across the AllianceBernstein Funds.

   Restricted securities are securities that have not been registered under the Securities Act of 1933 (the "1933 Act") and are purchased directly from the issuer or in the secondary market. Restricted securities may not be resold unless registered under such Act or pursuant to an applicable exemption from such registration. Restricted securities have historically been considered a subset of illiquid securities (i.e., securities for which there is no public market). Alliance noted that because the Funds need to maintain a certain amount of liquidity to meet redemption requests, the Funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.


                                 Proposal 3.D.
                   Amendment of Fundamental Policy Regarding
                         Concentration of Investments
                               Applicable Funds:
                                  Both Funds


   Proposed New Fundamental Investment Policy: If the proposed amendment is approved by stockholders, each Fund's fundamental investment policy regarding concentration of investments in effect would read:


   "The Fund may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities."

Discussion of Proposed Modification:


   In making its recommendation to the Boards, Alliance noted that even though the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the Securities and Exchange Commission ("SEC") has taken the position that investment of more than 25% of the value of a Fund's assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration. Under the SEC's guidelines, an industry classification refers to companies that have economic characteristics that are not materially different and does not include broad industry sectors such as the real estate industry. The proposed change would permit investment by the Funds in a specific industry up to the prescribed limits under the 1940 Act and accompanying SEC interpretations, as those limits are updated from time to time. The proposed amendment would not affect the Funds' investment policies.

                                 Proposal 3.E.
                   Amendment of Fundamental Policy Regarding
       Investment in Real Estate and Companies that Deal in Real Estate
                               Applicable Funds:
                                  Both Funds


   Proposed New Fundamental Investment Policy: If the proposed amendment is approved by stockholders, each Fund's fundamental investment policy in effect would read:


   "The Fund may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business."

Discussion of Proposed Modification:

   The 1940 Act requires a Fund to state a fundamental policy regarding the purchase and sale of real estate. In making its recommendation to the Boards, Alliance noted that as a general matter, under the Fund's current real estate investment policy, a Fund is restricted in its ability to purchase and sell real estate even when ownership of the real estate devolves upon the Fund through permissible investments. For instance, Alliance noted that it is possible that a Fund could, as a result of an investment in debt securities of a company that deals in real estate, come to hold an interest in real estate in the event of a default. The proposed modification to the Funds' policy on real estate-related investments would permit the sale of real estate when ownership of real estate results from permissible investments. The modification also clarifies that the Funds may invest in real estate-related securities and real estate backed securities or instruments.

                                 Proposal 3.F.
                   Amendment of Fundamental Policy Regarding

     Investment in Commodities, Commodity Contracts and Futures Contracts

                               Applicable Funds:
                                  Both Funds


   Proposed New Fundamental Investment Policy: If the proposed amendment is approved by stockholders, each Fund's fundamental investment policy in effect would read:


   "The Fund may not purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodity contracts except for futures contracts and options on futures contracts."

Discussion of Proposed Modification:


   In making its recommendation to the Boards, Alliance noted that the proposed changes to a Fund's policy make it clear that the Fund may use derivatives. Futures contracts and options on futures contracts are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Except as discussed below, the proposed amendment would not affect the Funds' investment policies.


   Alliance discussed certain of the risks involved in investments in derivative instruments. Alliance noted that there is the risk that interest rates, securities prices and currency markets will not move in the direction that a Fund's portfolio manager anticipates and the risk of imperfect correlation between the price of derivative instruments and movements in the direct investments for which derivatives are a substitute. Other risks include the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited), and the risk that the counterparty will not perform its obligations.

   Real Estate Institutional has a fundamental policy that does not permit investments in futures contracts. If the stockholders of that Fund approve this proposal, the Fund would have the flexibility to invest in futures contracts. The extent to which the Fund may invest in futures contracts will be disclosed in its prospectus. It is not expected that the adoption of this less restrictive policy will have any significant effect on the management of the Funds.


                                 Proposal 3.G.
               Amendment of Fundamental Policies Regarding Loans
                               Applicable Funds:
                                  Both Funds


   Proposed New Fundamental Investment Policy: If the proposed amendment is approved by stockholders, each Fund's fundamental investment policies regarding loans in effect would read:


   "The Fund may not make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act."


Discussion of Proposed Modification:

   In making its recommendation to the Boards, Alliance noted that the proposed change clarifies a Fund's ability to engage in securities lending and/or interfund lending to the extent permitted by the 1940 Act and the then-current SEC policy. The 1940 Act currently limits loans of a Fund's securities to one-third of the Fund's assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. In the future, should the rules and regulations governing loans by mutual funds change, the proposed policy would automatically conform to those new requirements without the need to solicit stockholder approval.

   The current policy for Real Estate Institutional is consistent with this limitation. However, the current policy for Intermediate Duration (30%) is set lower than the maximum allowed under the 1940 Act. If this proposal is approved by stockholders, both Funds would be permitted to make loans to the maximum extent permitted by the 1940 Act. This less restrictive lending policy is not expected to have a significant effect on the management of the Funds.


                                 Proposal 3.H.
  Elimination of the Fundamental Policy Prohibiting Pledging, Hypothecating,

                  Mortgaging, or Otherwise Encumbering Assets

                               Applicable Funds:
                                  Both Funds

Proposal:


   It is proposed that the fundamental investment policy prohibiting pledging, hypothecating, mortgaging, or otherwise encumbering a Fund's assets be eliminated in its entirety.


Reasons for the Elimination of the Investment Restriction:


   In making its recommendation to the Boards to eliminate this policy, Alliance noted that the prohibition on pledging, hypothecating, mortgaging, or otherwise encumbering a Fund's assets is not required under the 1940 Act and may be eliminated from the Funds' fundamental investment policies. Alliance noted that the Funds' current limits on pledging may conflict with each Fund's ability to borrow money to meet redemption requests or for temporary emergency purposes or, if Proposal 3.B. is approved, for any other purpose. This conflict arises because banks may require borrowers such as the Funds to pledge assets in order to collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan. The Funds' current policies, however, could be read to prevent these types of collateral arrangements and could therefore have the effect of reducing the amount that the Funds may borrow in these situations. Although Alliance currently plans, on behalf of the Funds, to engage only in pledging in connection with borrowing money for redemptions or temporary emergency purposes, pledging assets could decrease the Funds' ability to liquidate assets. If the Funds pledged a large portion of their assets, the ability to meet redemption requests or other obligations could be delayed. In any event, the Funds' current borrowing limits would remain consistent with limits prescribed under the 1940 Act.

                                 Proposal 3.I.
               Elimination of the Fundamental Policy Prohibiting
                       Joint Securities Trading Accounts
                               Applicable Funds:

                           Real Estate Institutional


Proposal:


   It is proposed that the fundamental investment policy prohibiting participation in a joint securities trading account be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:

   In making its recommendation to the Board to eliminate this policy, Alliance noted that the fundamental investment policy on the Fund's participation in a joint securities trading account is not required under the 1940 Act and may be eliminated from the Fund's fundamental investment policies. Furthermore, Alliance noted that Section 17(d) of the 1940 Act generally prohibits any affiliated person of or principal underwriter for a Fund acting as principal to effect any transaction in which the Fund is a joint or joint and several participant with such person. Consequently, except for those transactions that either the 1940 Act or the SEC has deemed, with the proper level of Board oversight, to pose no problems of overreaching by an affiliate, the Fund would be required to seek an exemptive order from the SEC before engaging in the type of activity covered by this policy. Because the 1940 Act and related regulations adequately protect the Fund and its stockholders, there is no need to maintain this policy.


                                 Proposal 3.J.
               Elimination of the Fundamental Policy Prohibiting
                Investments for Purposes of Exercising Control
                               Applicable Funds:

                           Real Estate Institutional


Proposal:


   It is proposed that the fundamental investment policy prohibiting investments made for purposes of exercising control over, or management of, the issuer be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:

   In making its recommendation to the Board to eliminate this policy, Alliance noted that the investment policy on investing in a security for the purpose of obtaining or exercising control over, or management of, the issuer is not required under the 1940 Act and may be eliminated from the Fund's investment policies. The proposed amendment would not affect the Fund's investment strategies.


                                 Proposal 3.K.
    Elimination of the Fundamental Policy Prohibiting Investments in Other
        Investment Companies Exceeding Specified Percentage Limitations
                               Applicable Funds:

                             Intermediate Duration


Proposal:


   It is proposed that the fundamental investment policy on investments in other investment companies be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:

   In making its recommendation to the Board to eliminate this policy, Alliance noted that the fundamental investment policy on investments in other investment companies is not required under the 1940 Act and may be eliminated from the Fund's fundamental investment policies. Moreover, Alliance noted that, in the absence of this policy, the Fund is still subject to the limitations on investments in other investment companies imposed on all mutual funds under
Section 12(d)(1)(A) of the 1940 Act. In general, under that section, an investment company ("Acquiring Fund") cannot acquire shares of another investment company ("Acquired Fund") if, after the acquisition, (i) the Acquiring Fund would own more than 3% of the Acquired Fund's securities; (ii) more than 5% of the total assets of the Acquiring Fund would be invested in the Acquired Fund; and (iii) more than 10% of the total assets of the Acquiring Fund would be invested in other investment companies (including the Acquired
Fund).

   Stockholders should note that at a meeting held on August 3, 2005, as a result of Alliance's recommendation, the Board adopted a non-fundamental policy to address investment in other investment companies. That policy states in effect that: "The Fund may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities." Stockholders are not required to approve non-fundamental policies. The Board has the flexibility to amend a non-fundamental policy in furtherance of the Fund's best interests, without the expense and delay of soliciting a stockholder vote.


                                 Proposal 3.L.
               Elimination of the Fundamental Policy Prohibiting
     Investments in Oil, Gas and Other Types of Minerals or Mineral Leases
                               Applicable Funds:

                           Real Estate Institutional


Proposal:


   It is proposed that the fundamental investment policy prohibiting the Fund from purchasing oil, gas, and other types of minerals or mineral leases can be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:

   In making its recommendation to the Board to eliminate this policy, Alliance noted that the fundamental investment policy on purchasing or selling interests in oil, gas, and other types of minerals or mineral leases is not required under the 1940 Act and may be eliminated from the Fund's investment policies. Nevertheless, Alliance noted that there are no current expectations that the Fund will engage in such activities. In the future, should the Fund decide to engage in such activities, appropriate disclosure regarding the nature and risks of such investments would be disclosed in the Fund's prospectus and statement of additional information.


                                 Proposal 3.M.
                     Elimination of the Fundamental Policy
                 Restricting Purchases of Securities on Margin
                               Applicable Funds:

                           Real Estate Institutional


Proposal:


   It is proposed that the fundamental investment policy restricting the purchase of securities on margin be eliminated.

Reasons for the Elimination of the Investment Policy:

   In making its recommendation to the Board to eliminate this policy, Alliance noted that the fundamental investment policy on margin activities is not required under the 1940 Act and may be eliminated from the

Fund's fundamental investment policies. Furthermore, it is unlawful for an investment company, in contravention of applicable SEC rules or orders, to purchase securities on margin except for such short-term credits as are necessary for clearing transactions. Alliance advised the Board that the SEC has not adopted rules relating to purchasing securities on margin and the policy is not required to be fundamental.

   At a meeting held on August 3, 2005, after considering Alliance's recommendation, the Board of the Fund adopted a non-fundamental policy that reflects the limited exception for purchasing securities on margin and clarifies that margin deposits in connection with certain financial instruments do not fall within the general prohibition on purchasing securities on margin. That non-fundamental policy reads in effect as follows: "The Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments". Stockholder approval of this non-fundamental policy is not required. The Fund's Board has the flexibility to amend a non-fundamental policy in furtherance of the Fund's best interests, without the expense and delay of a stockholder vote.


                                 Proposal 3.N.
                     Elimination of the Fundamental Policy
                            Restricting Short Sales
                               Applicable Funds:

                           Real Estate Institutional


Proposal:


   It is proposed that the fundamental investment policy limiting short sales or short positions to short positions that do not, when open, constitute more than 25% of the Fund's assets held as collateral for such positions be eliminated.

Reasons for the Elimination of the Investment Policy:

   In making its recommendation to the Board to eliminate this policy, Alliance noted that the fundamental investment policy on short sales is not required under the 1940 Act and may be eliminated from the Fund's fundamental investment policies.


   The Board has approved the use by the Fund of short sales as an investment strategy that is disclosed in the Fund's prospectus. The risks of short selling are also disclosed in the Fund's prospectus. Alliance and the Board believe that it is important for the Fund to have the flexibility to add or to revise these investment strategies in furtherance of the Fund's best interests, without the expense and delay of a stockholder vote that would be required if such strategies were designated as fundamental policies.


   Approval of each of Proposal 3.A. - 3.N. by a Fund requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of a Fund as defined in the 1940 Act, which means the lesser of (i) 67% or more of the voting securities of the Fund present or represented by proxy, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund ("1940 Act Majority"). If the stockholders of a Fund do not approve a Proposal regarding a fundamental investment policy, the Fund's current fundamental investment policy will remain the same.

   The Board, including the Independent Directors, of each Fund unanimously recommends that the stockholders of each Fund vote "FOR" Proposals 3.A. through 3.N.

                                 PROPOSAL FOUR

               RECLASSIFCATION AS NON-FUNDAMENTAL AND CHANGE IN
               REAL ESTATE INSTITUTIONAL'S INVESTMENT OBJECTIVE

   Stockholders are being asked to approve the reclassification of the Fund's fundamental investment objective as non-fundamental. In making this recommendation, Alliance advised the Board that the Fund's investment objective is not required by the 1940 Act to be a fundamental policy that is changeable only by a stockholder vote.

   The Proposal to reclassify the objective as non-fundamental is consistent with the changes proposed above, which are intended to eliminate or reclassify any fundamental policy of the Fund that is not required to be fundamental under the 1940 Act. The proposed reclassification would give the Board the flexibility to revise the Fund's investment objective to respond to changed market conditions or other circumstances in a timely manner without the delay and expense of obtaining a shareholder vote. If reclassified as a non-fundamental investment objective, the Board may change the Fund's investment objective in the future without obtaining stockholder approval. If this Proposal is approved, Alliance intends to provide stockholders with advance notice of not less than 60 days of any subsequent material change to the Fund's investment objective.

   In addition to reclassifying the Fund's investment objective, Alliance recommended that the Board change the Fund's investment objective in order to broaden and streamline the Fund's investment objective.


   Based on recommendations from Alliance, the Board is proposing to change the Fund's investment objective as described below:

              Current Investment        Proposed Investment
                Objective:                Objective:
              (Fundamental)             (Non-fundamental)

              The Fund's investment     The Fund's investment
              objective is total        objective is total
              return from long-term     return from long-term
              growth of capital and     growth of capital and
              income principally        income.
              through investing in
              equity securities of
              companies that are
              primarily engaged in or
              related to the real
              estate industry.


   The proposed change to the Fund's investment objective focuses on a general investment objective and eliminates the references to specific investments, which would be disclosed in the Fund's prospectus as part of its investment strategies. Alliance recommended this change to the Board in order to reflect clearly the Fund's focus on long-term growth of capital and income. The proposed change would have no effect on the Fund's investment strategy.

   The Board, including the Independent Directors, of the Fund unanimously recommends that the stockholders vote "FOR" Proposal 4. Approval of this Proposal requires the affirmative vote of the stockholders of a 1940 Act Majority. If the stockholders do not approve the reclassification of the Fund's fundamental investment objective and the change to its investment objective, the Fund's investment objective will remain fundamental and unchanged, and the Fund would be required to solicit stockholder votes each time it sought to modify the Fund's investment objective.

Part III - Independent Registered Public Accounting Firms

   Approval of Independent Registered Public Accounting Firms by the Boards


   The Audit Committee of each Fund is responsible for the appointment, compensation, retention, and oversight of the work of the Fund's independent registered public accounting firm. The Board of each Fund approved the independent registered public accounting firm of each Fund as required by the 1940 Act on the dates specified below. At a meeting held on September 30, 2004, the Board of AIF approved by the vote, cast in person, of a majority of the Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund, Ernst & Young LLP, independent registered public accounting firm to audit the accounts of AIF for the fiscal year ending November 30, 2005.

   At a meeting held on September 30, 2004, the Board of SCB II approved by the vote, cast in person, of a majority of the Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund, PricewaterhouseCoopers LLP, independent registered public accounting firm to audit the accounts of SCB II for the fiscal year ending September 30, 2005.


   Ernst & Young LLP has audited the accounts of AIF for its last two fiscal years, and has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund.

   PricewaterhouseCoopers LLP has audited the accounts of SCB II for its last two fiscal years, and has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund.

                                     Fees


   The following table sets forth the aggregate fees billed by the independent registered public accounting firm for each Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report(s) to stockholders;
(ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, consent letters, and in the case of Real Estate Institutional, includes multi-class distribution testing, (iii) tax compliance, tax advice, and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, Alliance and entities that control, are controlled by or under common control with Alliance that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to any Fund during this period.


                                    TABLE 1


                                                                                All Fees for
                                                                                  Non-Audit
                                                                                  Services
                                                                All Other Fees Provided to the
                                                                 for Services  Fund, Alliance
                                             Audit               Provided to     and Service
      Name of Fund             Audit Fees Related Fees Tax Fees      Fund        Affiliates*
      ------------             ---------- ------------ -------- -------------- ---------------
Real Estate Institutional 2003  $27,000      $2,372    $12,173       n/a         $  763,510
                          2004  $30,000      $2,603    $24,003       n/a         $1,128,338

Intermediate Duration     2003  $30,750      $6,758    $ 7,198       n/a         $  763,515
                          2004  $35,000      $1,400    $15,376       n/a         $  746,844

--------

* The fees vary because they are presented based on each Fund's last two fiscal years and reflect fees for non-audit services for different periods.


   Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Funds' Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to a

Fund by the Fund's independent registered public accounting firm. A Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to Alliance and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. All of the amounts for Audit Fees, Audit-Related Fees, and Tax Fees in Table 1 are for services pre-approved by the Audit Committee.


   The amounts of the Fees for Non-Audit Services provided to the Fund, Alliance and Service Affiliates in Table 1 for each Fund that were subject to pre-approval by the Audit Committee for 2003 and 2004 are presented below in Table 2 (includes conducting an annual internal control report pursuant to Statement on Accounting Standards No. 70). The Audit Committee of each Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firms to Alliance and Service Affiliates is compatible with maintaining the registered public accounting firms' independence.

                                    TABLE 2


                               Fees for Non-Audit Services Provided
                                 to the Fund, Alliance and Service
                               Affiliates Subject to Pre-Approval by   Portion Comprised   Portion Comprised
                                          Audit Committee            of Audit Related Fees    of Tax Fees
                               ------------------------------------- --------------------- -----------------
Real Estate Institutional 2003               $401,545                      $389,372             $12,173
                          2004               $176,606                      $152,603             $24,003

Intermediate Duration     2003               $ 13,956                      $  6,758             $ 7,198
                          2004               $ 16,776                      $  1,400             $15,376


Part IV - Proxy Voting and Stockholder Meetings


   All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted (i) for the election of each of the nominees as a Director for a Fund (Proposal One), (ii) for the amendment and restatement of the charter of each Fund (Proposal Two), (iii) for the amendment, elimination or reclassification of certain of the Funds' fundamental investment restrictions (Proposal Three (3.A. - 3.N.)), and (iv) for the reclassification of Real Estate Institutional's investment objective as non-fundamental and change in the Fund's investment objective (Proposal Four). Any stockholder may revoke his or her proxy at any time prior to its exercise by giving written notice to the Secretary of a Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing and submitting another proxy of a later date, or by personally voting at the Meeting.

   Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). For each Fund, the election of a nominee as a Director under Proposal One requires a plurality of the votes cast. The approval of Proposal Two requires the affirmative vote of a majority of the votes entitled to be cast for each Fund. The approval of Proposals Three and Four requires a 1940 Act Majority or the affirmative vote of the holders of a "majority of the outstanding voting securities" of a Fund as defined in the 1940 Act, which means the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting or represented by proxy, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. Abstentions and broker non-votes, if any, will be considered present for purposes of determining a quorum. Abstentions and broker non-votes, if any, not being votes cast, will have no effect on the outcome of Proposal One. With respect to Proposal Two, Proposal Three and Proposal Four, an abstention or broker non-vote, if any, will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against those Proposals. If any matter other than the Proposals properly comes before the Meeting, the shares represented by proxies will be voted on all such other Proposals in the discretion of the person or persons voting the proxies. The Funds have not received notice of, and are not otherwise aware of, any other matter to be presented at the Meeting.


   For each Fund, a quorum for the Meeting will consist of the presence in person or by proxy of the holders of one-third of a Fund's shares outstanding and entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Boards on any Proposal described in the Proxy Statement are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all the Proposals in the Proxy Statement and a stockholder vote may be taken on any one or more of the Proposals prior to any adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the applicable Board on a Proposal will be voted against adjournment as to that Proposal.

   The Meeting is scheduled as a joint meeting of the stockholders of the Funds because the stockholders of each of the Funds are to consider and vote on the election of the same Directors. Stockholders of each Fund will vote separately on each Proposal for their Fund and on any other business that may properly come before the Meeting for that Fund. An unfavorable vote by the stockholders of one Fund will not affect the vote on any Proposal or any other matter by the stockholders of another Fund.

   Alliance has engaged Computershare Fund Services, Inc. ("Computershare"), 280 Oser Avenue, Hauppauge, New York 11788, to assist in soliciting proxies for the Meeting. It is estimated that Computershare will receive a fee of $10,000 for its services, to be paid by the Funds, plus reimbursement of out-of-pocket expenses.


Part V - Other Information

                             Officers of the Funds


   Certain information concerning the Funds' officers is set forth below. The Funds' officers are elected by the respective Board and serve for a term of one year and until his or her successor is duly elected and qualifies. The earliest date for which an officer was elected to serve in that capacity is presented below.



Name, Address* and
  Date of Birth             Position(s)             Principal Occupation during the past 5 years
------------------          -----------             --------------------------------------------
Marc O. Mayer      President and Chief Executive See biography on page 6.
10/2/57            Officer
                   11/03

Philip L. Kirstein Senior Vice President and     Senior Vice President and Independent
5/29/45            Independent Compliance        Compliance Officer of the AllianceBernstein
                   Officer                       Funds, with which he has been associated since
                   10/04                         October 2004. Prior thereto, he was Of Counsel to
                                                 Kirkpatrick & Lockhart, LLP from October 2003
                                                 to October 2004, and General Counsel of Merrill
                                                 Lynch Investment Managers, L.P. since prior to
                                                 2000 until March 2003.

Mark D. Gersten    Treasurer and                 Senior Vice President of Alliance Global Investor
10/4/50            Chief Financial Officer       Services, Inc. ("AGIS"),** and a Vice President of
                   11/97                         AllianceBernstein Investment Research and
                                                 Management, Inc.,** with which he has been
                                                 associated since prior to 2000.

Name, Address* and
  Date of Birth    Position(s)   Principal Occupation during the past 5 years
------------------ -----------   --------------------------------------------
 Vincent S. Noto   Controller  Vice President of AGIS,** with which he has been
 12/14/64          11/97       associated since prior to 2000.

 Mark R. Manley    Secretary   Senior Vice President, Deputy General Counsel
 10/23/62          12/03       and Chief Compliance Officer of ACMC,** with
                               which he has been associated since prior to 2000.

--------
* The address for the Funds' officers is 1345 Avenue of the Americas, New York, New York 10105.
** An affiliate of each of the Funds.

                                STOCK OWNERSHIP


   The following person(s) owned of record or were known by a Fund to beneficially own 5% or more of the Intermediate Duration's shares as of August 19, 2005:



                                                        Percent of Common
        Name and Address of      Amount of Beneficial Stock Based on Shares
         Beneficial Owner             Ownership            Outstanding
        -------------------      -------------------- ---------------------
    Intermediate Duration
    Halifax Staffing, Inc.            2,999,880               7.48%
    Attn: Mr. Edward J. Heverin
    303 N. Clyde Morris Blvd.
    P.O. Box 2830
    Daytona Beach, FL 32120-2830


    INFORMATION AS TO THE INVESTMENT ADVISER AND DISTRIBUTORS OF THE FUNDS


   Each Fund's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The investment adviser also provides certain administrative services to the Funds. The Funds' distributors are Sanford C. Bernstein & Co., LLC and AllianceBernstein Investment Research and Management, Inc., 1345 Avenue of the Americas, New York, New York 10105.


                            SUBMISSION OF PROPOSALS
                       FOR NEXT MEETING OF STOCKHOLDERS

   The Funds do not hold stockholder meetings annually. Any stockholder who wishes to submit a Proposal to be considered at a Fund's next meeting of stockholders should send the Proposal to the Fund so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting (or, in accordance with any advance notice requirements in the Bylaws then in effect), in order to be included in the Fund's proxy statement and form of proxy card relating to such meeting.

                                 OTHER MATTERS

   Management of each Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

                            REPORTS TO STOCKHOLDERS


   Each Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call (800) 227-4618 or write to Dennis Bowden at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.


                                                  By Order of the Boards of
                                                    Directors,

                                                  Mark R. Manley
                                                  Secretary


September 9, 2005

New York, New York

                                  APPENDIX A

                           OUTSTANDING VOTING SHARES

   A list of the outstanding voting shares for each of the Funds as of the close of business on the Record Date is presented below. Each share is entitled to cast one vote at the Meeting:


                      Real Estate Institutional 52,600,336
                      Intermediate Duration     40,377,816

                                  APPENDIX B

                  ADDITIONAL INFORMATION REGARDING DIRECTORS

Ownership in the Funds

   The dollar range of the Funds' securities owned by each Director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.


                                                                        Aggregate Dollar Range
                                                                       of Equity Securities in
                                                                           the Funds in the
                        Dollar Range of Equity Securities in a Fund AllianceBernstein Fund Complex
Director                     as of August 12, 2005                      as of August 12, 2005
--------                ------------------------------------------- ------------------------------
Ruth Block              Real Estate Institutional:       None                Over $100,000
                        Intermediate Duration:           None

David H. Dievler        Real Estate Institutional:       None                Over $100,000
                        Intermediate Duration:           None

John H. Dobkin          Real Estate Institutional:       None                Over $100,000
                        Intermediate Duration:           None

Michael J. Downey       Real Estate Institutional:       None                Over $100,000
                        Intermediate Duration:           None

William H. Foulk, Jr.   Real Estate Institutional:       None                Over $100,000
                        Intermediate Duration:           None

D. James Guzy           Real Estate Institutional:       None              $10,001-$50,000
                        Intermediate Duration:           None

Marc O. Mayer           Real Estate Institutional:       None                Over $100,000*
                        Intermediate Duration:           None

Marshall C. Turner, Jr. Real Estate Institutional:       None                Over $100,000
                        Intermediate Duration:           None

--------
*  Includes unvested ownership amounts through Alliance Deferred Compensation
   Plan.

Compensation From the Funds

   The aggregate compensation paid by a Fund to the Directors during the Funds' respective fiscal year ended in 2004, the aggregate compensation paid to the Directors during calendar year 2004 by all of the investment companies in the AllianceBernstein Fund Complex, and the total number of investment companies in the AllianceBernstein Fund Complex as to which the Directors are a director and the number of investment portfolios as to which the Directors are directors, are set forth below. Neither the Funds nor any other investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its Directors.

                                                                               Number of            Number of
                                                                               Investment          Investment
                                                                            Companies in the    Portfolios within
                                                           Compensation    AllianceBernstein  the AllianceBernstein
                                                             from the        Fund Complex,        Fund Complex,
                                                        AllianceBernstein    including the        including the
                                                          Fund Complex,    Funds, as to which  Funds, as to which
                        Compensation from a Fund during   including the    the Director is a    the Director is a
Name of Director        its Fiscal Year ended in 2004   Funds, during 2004      Director            Director
----------------        ------------------------------- ------------------ ------------------ ---------------------
Ruth Block              $2,943   Real Estate
                                 Institutional               $223,200              39                  105
                        $2,201   Intermediate Duration

David H. Dievler        $2,922   Real Estate
                                 Institutional               $268,250              41                  107
                        $2,179   Intermediate Duration

John H. Dobkin          $2,930   Real Estate
                                 Institutional               $252,900              39                  105
                        $2,187   Intermediate Duration

Michael J. Downey       $    0   Real Estate
                                 Institutional               $      0              36                   80
                        $    0   Intermediate Duration

William H. Foulk, Jr.   $4,514   Real Estate
                                 Institutional               $465,250              42                  108
                        $3,483   Intermediate Duration

D. James Guzy           $    0                               $ 25,350               1                    1

Marc O. Mayer           $    0                               $      0              37                   82

Marshall C. Turner, Jr. $    0                               $ 25,350               1                    1

                                  APPENDIX C

                  GOVERNANCE AND NOMINATING COMMITTEE CHARTER
                                      FOR
            REGISTERED INVESTMENT COMPANIES IN THE ALLIANCE COMPLEX
                              (EACH, A "COMPANY")

   The Board of Directors/Trustees (the "Board") of the Company, has adopted this Charter to govern the activities of the Governance and Nominating Committee (the "Committee") of the Board. This Charter supersedes the Nominating Committee Charter previously adopted by the Board.

Statement of Purposes and Responsibilities

   The purpose of the Committee is to assist the Board in carrying out its responsibilities with respect to governance of the Company and the selection, nomination, evaluation and compensation of members of the Board in accordance with applicable laws, regulations, stock exchange requirements and industry best practices. The primary responsibilities of the Committee are:

  . to monitor and evaluate industry and legal developments affecting corporate governance and recommend from time to time appropriate policies and procedures for adoption by the Board;

  . to monitor, evaluate and make recommendations to the Board with respect to the structure, size and functioning of the Board and its committees;

  . to identify, consider and recommend to the Board for nomination and re-nomination individuals who are qualified to become and continue as members of the Board or its committees, and to propose qualifications, policies and procedures relating thereto, including modifications to those set forth in the Company's Bylaws, resolutions of the Board and this Charter;

  . to assist the Board in establishing standards and policies for continuing Board membership and procedures for the evaluation of the performance of the Board and its committees;

  . to review and make recommendations to the Board regarding compensation of Board and committee members and staffing for Board and committee chairmen; and

  .   review and recommend to the Board appropriate insurance coverage.

Organization and Operation

   The Committee shall be composed of as many members as the Board shall determine in accordance with the Company's Bylaws, but in any event not less than two. The Committee must consist entirely of Board members who are not "interested persons" of the Company ("Independent Directors"), as defined in
Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"). The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

   Committee meetings shall be held in accordance with the Company's Bylaws as and when the Committee or the Board determines necessary or appropriate. Except as may be otherwise set forth in the Company's Bylaws or the Board may otherwise provide, the chairman, a co-chairman or any two members of the Committee may set the time and place of its meeting.

   The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to subcommittees of the Committee, which may consist of one or more members.

   The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management.

                           Governance and Evaluation

   The Committee will assist the Board in vetting the independence of Board members and the financial expertise of Audit Committee members. It will review and make recommendations to the Board from time to time on corporate governance matters, such as:

  . size of the Board and desired qualifications and expertise of Board members;

  .   appropriate Board committees, their size and membership;

  .   scheduling, agendas and minuting of Board and committee meetings;

  . adequacy and timeliness of information provided to the Board and committees;

  . expectations of Board members, including attendance at meetings, continuing education and ownership of shares of the Company;

  .   periodic evaluations of Board and committee performance; and

  . retirement, rotation and re-nomination policies for Board and committee members.

Nominations for Board Membership

   The Committee will identify, evaluate and recommend to the Board candidates for membership on the Board in accordance with policies and procedures of the Company in effect from time to time. The Committee may, but is not required to, retain a third party search firm at the Company's expense to identify potential candidates.

Qualifications for Nominees to the Board

   The Committee may take into account a wide variety of factors in considering candidates for membership on the Board, including (but not limited to): (i) the candidate's knowledge in matters relating to the investment company industry;
(ii) any experience possessed by the candidate as a director/trustee or senior officer of other public companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the on-going functions of the Board, including the candidate's ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Company; (vii) the candidate's ability to qualify as an Independent Director for purposes of the 1940 Act and any other standards of independence that may be relevant to the Company; and (viii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors. It is the Board's policy that Board members normally may not serve in a similar capacity on the board of a registered investment company that is not sponsored by the Company's investment adviser or its affiliates.

Identification of Nominees

   In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Company's current Board members, (ii) the Company's officers, (iii) the Company's investment adviser(s), (iv) the Company's shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee will not consider self-nominated candidates.

Consideration of Candidates Recommended by Shareholders

   The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted will not be considered by the Committee).

Compensation and Insurance

   The Committee shall evaluate periodically, and make recommendations to the Board with respect to, the level and structure of the compensation of Board members (including compensation for serving on committees of the Board or as chairman or co-chairman of the Board or a committee) and the appropriateness and level of staffing for the Chairman of the Board and committee chairmen. The Committee shall consider, to the extent reasonably available, industry practices for compensation of members and chairmen of boards and committees and in providing staff to such chairmen.

   The Committee shall also evaluate periodically and make recommendations to the Board with respect to the adequacy and appropriateness of insurance coverage and premiums.

                                                                     Appendix A

          Procedures for the Committee's Consideration of Candidates
                           Submitted by Shareholders

                 (Amended and restated as of February 8, 2005)

   A candidate for nomination as a Board member submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee's consideration unless the following qualifications have been met and procedures followed:

    1. A shareholder or group of shareholders (referred to in either case as a "Nominating Shareholder") that, individually or as a group, has beneficially owned at least 5% of the Company's common stock or shares of beneficial interest for at least two years prior to the date the Nominating Shareholder submits a candidate for nomination as a Board member may submit one candidate to the Committee for consideration at an annual meeting of shareholders.

    2. The Nominating Shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Company, to the attention of the Secretary, at the address of the principal executive offices of the Company.

    3. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Company not less than 120 calendar days before the date of the Company's proxy statement released to shareholders in connection with the previous year's annual meeting. If an annual meeting of shareholders was not held in the previous year, the Shareholder Recommendation must be so delivered or mailed and received within a reasonable amount of time before the Company begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by any other means deemed by the Committee or the Board to be reasonably calculated to inform shareholders.

    4. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Shareholder (the "candidate"); (B) any position or business relationship of the candidate, currently and within the preceding five years, with the Nominating Shareholder or an Associated Person of the Nominating Shareholder; (C) the class or series and number of all shares of the Company owned of record or beneficially by the candidate, as reported to such Nominating Shareholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of members of the Board pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the Nominating Shareholder believes that the candidate is or will be an "interested person" of the Company (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Company to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director/trustee or senior officer of public companies, memberships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a member of the Board if elected;
       (iii) the written and signed agreement of the candidate to complete a directors'/trustees' and officers' questionnaire if elected; (iv) the Nominating Shareholder's name as it appears on the Company's books and consent to be named as such by the Company; (v) the class or series and number of all shares of the Company owned beneficially and of record by the Nominating Shareholder and any Associated Person of the Nominating Shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each and identifying the nominee holders for the Nominating Shareholder and each such Associated Person of the Nominating Shareholder; and (vi) a description of all arrangements or understandings between the Nominating

       Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Shareholder. "Associated Person of the Nominating Shareholder" as used in this paragraph 4 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, the Nominating Shareholder or any person required to be identified pursuant to clause (vi).

    5. The Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve on the Board. If the Nominating Shareholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted and will not be considered by the Committee.

                                  APPENDIX D

                 FORM OF ARTICLES OF AMENDMENT AND RESTATEMENT

                        [                            ]

                 FORM OF ARTICLES OF AMENDMENT AND RESTATEMENT

   1. [              ], a Maryland corporation (the "Corporation"), desires to
amend and restate its charter as currently in effect and as hereinafter amended.

   2. The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

       FIRST: (1) The name of the incorporator is [              ].

             (2) The incorporator's post office address is [              ].

             (3) The incorporator is over eighteen years of age.

             (4) The incorporator is forming the corporation named in these Articles of Incorporation under the general laws of the State of Maryland.


       SECOND: The name of the corporation (hereinafter called the
"Corporation") is [              ].


       THIRD: (1) The purposes for which the Corporation is formed are to conduct, operate and carry on the business of an investment company.

             (2) The Corporation may engage in any other business and shall have all powers conferred upon or permitted to corporations by the Maryland General Corporation Law.

       FOURTH: The post office address of the principal office of the Corporation within the State of Maryland is 300 East Lombard Street, Baltimore, Maryland 21202 in care of The Corporation Trust Incorporated. The resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202, a Maryland corporation.

       FIFTH: (1) The Corporation is authorized to issue [        ]
([        ]) shares, all of which shall be Common Stock, $[  ] par value per
share (the "Common Stock"), and having an aggregate par value of [        ]
dollars ($[        ]), classified and designated as follows:

                           Class [    ] Class [    ] Class [    ] Class [    ]
      Name of Series       Common Stock Common Stock Common Stock Common Stock
      --------------       ------------ ------------ ------------ ------------

   [Portfolio] and any other portfolio hereafter established are each referred
to herein as a "Series." The Class [      ] Common Stock of a Series, the Class
[      ] Common Stock of a Series, the Class [      ] Common Stock of a Series,
the Class [      ] Common Stock of a Series and any Class of a Series hereafter established are each referred herein as a "Class." If shares of one Series or Class of stock are classified or reclassified into shares of another Series or Class of stock pursuant to this Article FIFTH, paragraph (2), the number of authorized shares of the former Series or Class shall be automatically decreased and the number of shares of the latter Series or Class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all Series and Classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this Article FIFTH, paragraph (1).

             (2) The Board of Directors may classify any unissued shares of Common Stock from time to time in one or more Series or Classes of stock. The Board of Directors may reclassify any previously classified but unissued shares of any Series or Class of stock from time to time in one or more Series or Class of stock.

Prior to issuance of classified or reclassified shares of any Series or Class, the Board of Directors by resolution shall: (a) designate that Series or Class to distinguish it from all other Series or Classes of stock of the Corporation;
(b) specify the number of shares to be included in the Series or Class; (c) set or change, subject to the express terms of any Series or Class of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each Series or Class; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland ("SDAT"). Any of the terms of any Series or Class of stock set or changed pursuant to clause
(c) of this paragraph (2) may be made dependent upon facts or events ascertainable outside the charter of the Corporation (the "Charter"), including determinations by the Board of Directors or other facts or events within the control of the Corporation, and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such Series or Class of stock is clearly and expressly set forth in the articles supplementary or other charter document filed with the SDAT.

             (3) As more fully set forth hereafter, the assets and liabilities and the income and expenses of each Series or Class of the Corporation's stock shall be determined separately from those of each other Series or Class of the Corporation's stock and, accordingly, the net asset value, the dividends and distributions payable to holders, and the amounts distributable in the event of liquidation or dissolution of the Corporation to holders of shares of the Corporation's stock may vary from Series to Series or Class to Class. In the event that there are any assets, income, earnings, profits or proceeds which are not readily identifiable as belonging to any particular series (collectively, "General Assets"), such General Assets shall be allocated by or under the direction of the Board of Directors to and among one or more Series and Classes in such a manner and on such basis as the Board of Directors in its sole discretion shall determine.

             (4) Except as otherwise provided herein, all consideration received by the Corporation for the issuance or sale of shares of a Series or Class of the Corporation's stock, together with all funds derived from any investment and reinvestment thereof and any General Assets allocated to such Series or Class, shall irrevocably belong to that Series or Class for all purposes, subject only to any automatic conversion of one Series or Class of stock into another, as hereinafter provided for, and to the rights of creditors of such Series or Class, and shall be so recorded upon the books of account of the Corporation, and are herein referred to as "assets belonging to" such Series or Class.

             (5) The assets belonging to each Series or Class shall be charged with the debts, liabilities, obligations and expenses incurred or contracted for or otherwise existing with respect to such Series or Class and with such Series' or Class' share of the general liabilities of the Corporation, in the latter case in the proportion that the net asset value of such Series or Class bears to the net asset value of all Series and Classes or as otherwise determined by the Board of Directors in accordance with applicable law. The determination of the Board of Directors shall be conclusive as to the allocation of debts, liabilities, obligations and expenses, including accrued expenses and reserves, to a Series or Class. The debts, liabilities, obligations and expenses incurred or contracted for or otherwise existing with respect to a Series or Class are enforceable with respect to that Series or Class only and not against the assets of the Corporation generally or any other Series or Class of stock of the Corporation.

             (6) The assets attributable to the Classes of a Series shall be invested in the same investment portfolio of the Corporation, and notwithstanding the foregoing provisions of paragraphs (4) and (5) of this Article FIFTH, the allocation of investment income and realized and unrealized capital gains and losses and expenses and liabilities of the Corporation and of any Series among the Classes of Common Stock of each Series shall be determined by the Board of Directors in a manner that is consistent with the Investment Company Act of 1940, the rules and regulations thereunder, and the interpretations thereof, in each case as from time to time amended, modified or superseded (the "Investment Company Act"). The determination of the Board of Directors shall be conclusive as to the allocation of investment income and realized and unrealized capital gains and losses, expenses and liabilities, including accrued expenses and reserves, and assets to one or more particular Series or Classes.

             (7) Shares of each Class of stock shall be entitled to such dividends or distributions, in cash, property or additional shares of stock or the same or another Series or Class, as may be authorized from time to time by the Board of Directors (by resolution adopted from time to time, or pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing that such dividend or distribution shall not violate Section 2-311 of the Maryland General Corporation Law) and declared by the Corporation with respect to such Class. The nature of in-kind property distributions may vary among the holders of a Class or Series, provided that the amount of the distribution per share, as determined by the Board of Directors, shall be equivalent for all holders of such Class or Series. Specifically, and without limiting the generality of the foregoing, the dividends and distributions of investment income and capital gains with respect to the different Series and with respect to the Class may vary with respect to each such Series and Class to reflect differing allocations of the expenses of the Corporation and the Series among the holders of such Classes and any resultant differences between the net asset values per share of such Classes, to such extent and for such purposes as the Board of Directors may deem appropriate. The Board of Directors may determine that dividends may be payable only with respect to those shares of stock that have been held of record continuously by the stockholder for a specified period prior to the record date of the date of the distribution.

             (8) Except as provided below, on each matter submitted to a vote of the stockholders, each holder of stock shall be entitled to one vote (1) for each share standing in such stockholder's name on the books of the Corporation or (2) if approved by the Board of Directors and pursuant to the issuance of an exemptive order from the Securities and Exchange Commission, for each dollar of net asset value per share of a Class or Series, as applicable. Subject to any applicable requirements of the Investment Company Act, or other applicable law, all holders of shares of stock shall vote as a single class except with respect to any matter which the Board of Directors shall have determined affects only one or more (but less than all) Series or Classes of stock, in which case only the holders of shares of the Series or Classes affected shall be entitled to vote. Without limiting the generality of the foregoing, and subject to any applicable requirements of the Investment Company Act, or other applicable law, the holders of each of the Classes of each Series shall have, respectively, with respect to any matter submitted to a vote of stockholders (i) exclusive voting rights with respect to any such matter that only affects the Series or Class of Common Stock of which they are holders, including, without limitation, the provisions of any distribution plan adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act (a "Plan") with respect to the Class of which they are holders and (ii) no voting rights with respect to the provisions of any Plan that affects one or more of such other Classes of Common Stock, but not the Class of which they are holders, or with respect to any other matter that does not affect the Class of Common Stock of which they are holders.

             (9) In the event of the liquidation or dissolution of the Corporation, stockholders of each Class of the Corporation's stock shall be entitled to receive, as a Class, out of the assets of the Corporation available for distribution to stockholders, but other than General Assets not attributable to any particular Class of stock, the assets attributable to the Class less the liabilities allocated to that Class; and the assets so distributable to the stockholders of any Class of stock shall be distributed among such stockholders in proportion to the number of shares of the Class held by them and recorded on the books of the Corporation. In the event that there are any General Assets not attributable to any particular Class of stock, and such assets are available for distribution, the distribution shall be made to the holders of all Classes of a Series in proportion to the net asset value of the respective Classes or as otherwise determined by the Board of Directors.

             (10)(a) Each holder of stock may require the Corporation to redeem all or any shares of the stock owned by that holder, upon request to the Corporation or its designated agent, at the net asset value of the shares of stock next determined following receipt of the request in a form approved by the Corporation and accompanied by surrender of the certificate or certificates for the shares, if any, less the amount of any applicable redemption charge, deferred sales charge, redemption fee or other amount imposed by the Board of Directors (to the extent consistent with applicable law). The Board of Directors may establish procedures for redemption of stock.

                 (b) The proceeds of the redemption of a share (including a fractional share) of any Class of capital stock of the Corporation shall be reduced by the amount of any contingent deferred sales charge, redemption fee or other amount payable on such redemption pursuant to the terms of issuance of such share.

                 (c) Subject to the requirements of the Investment Company Act, the Board of Directors may cause the Corporation to redeem at net asset value all or any proportion of the outstanding shares of any Series or Class from a holder (1) upon such conditions with respect to the maintenance of stockholder accounts of a minimum amount as may from time to time be established by the Board of Directors in its sole discretion or (2) upon such conditions established by the Board of Directors in its sole discretion, for any other purpose, including, without limitation, a reorganization pursuant to the Investment Company Act.

                 (d) Payment by the Corporation for shares of stock of the Corporation surrendered to it for redemption shall be made by the Corporation within seven days of such surrender out of the funds legally available therefor, provided that the Corporation may suspend the right of the stockholders to redeem shares of stock and may postpone the right of those holders to receive payment for any shares when permitted or required to do so by applicable statutes or regulations. Payment of the aggregate price of shares surrendered for redemption may be made in cash or, at the option of the Corporation, wholly or partly in such portfolio securities of the Corporation as the Corporation shall select.

                 (e) Subject to the following sentence, shares of stock of any Series and Class of the Corporation which have been redeemed or otherwise acquired by the Corporation shall constitute authorized but unissued shares of stock of such Series and Class. In connection with a liquidation or reorganization of any Series or Class in which all of the outstanding shares of such Series or Class are redeemed by the Corporation, upon any such redemption all such shares and all authorized but unissued shares of the applicable Series or Class shall automatically be returned to the status of authorized but unissued shares of Common Stock, without further designation as to Series or Class.

             (11) At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. and from time to time reflected in the registration statement of the Corporation (the "Corporation's Registration Statement"), shares of a particular Series or Class of stock of the Corporation or certain shares of a particular Class of stock of any Series of the Corporation may be automatically converted into shares of another Class of stock of such Series of the Corporation based on the relative net asset values of such Classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the Corporation's Registration Statement. The terms and conditions of such conversion may vary within and among the Classes to the extent determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and set forth in the Corporation's Registration Statement.


             (12) Pursuant to Article SEVENTH, paragraph (1)(d), upon a determination of the Board of Directors that the net asset value per share of a Class shall remain constant, the Corporation shall be entitled to declare and pay and/or credit as dividends daily the net income (which may include or give effect to realized and unrealized gains and losses, as determined in accordance with the Corporation's accounting and portfolio valuation policies) of the Corporation attributable to the assets attributable to that Class. If the amount so determined for any day is negative, the Corporation shall be entitled, without the payment of monetary compensation but in consideration of the interest of the Corporation and its stockholders in maintaining a constant net asset value per share of that Class, to redeem pro rata from all the holders of record of shares of that class at the time of such redemption (in proportion to their respective holdings thereof) sufficient outstanding shares of that Class, or fractions thereof, as shall permit the net asset value per share of that Class to remain constant.


             (13) The Corporation may issue shares of stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares of stock having proportionately to the respective fractions represented thereby all the rights of whole shares, including, without limitation, the right to vote, the right to receive dividends and distributions, and the right to participate upon liquidation of the Corporation, but excluding any right to receive a stock certificate representing fractional shares.

             (14) No stockholder shall be entitled to any preemptive right other than as the Board of Directors may establish.

             (15) The rights of all stockholders and the terms of all stock are subject to the provisions of the Charter and the Bylaws.

       SIXTH: The number of directors of the Corporation shall be [______]. The number of directors of the Corporation may be changed pursuant to the Bylaws of the Corporation. The names of the individuals who shall serve as directors of the Corporation until the next annual meeting of stockholders and until their successors are duly elected and qualify are:

                              [____________________]

       SEVENTH: The following provisions are inserted for the purpose of defining, limiting and regulating the powers of the Corporation and of the Board of Directors and stockholders.

             (1) In addition to its other powers explicitly or implicitly granted under the Charter, by law or otherwise, the Board of Directors of the
Corporation:

                (a) has the exclusive power to make, alter, amend or repeal the Bylaws of the Corporation;

                (b) subject to applicable law, may from time to time determine whether, to what extent, at what times and places, and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account, book or document of the Corporation except as conferred by statute or as authorized by the Board of Directors of the Corporation;

                (c) is empowered to authorize, without stockholder approval, the issuance and sale from time to time of shares of stock of any Series or Class of the Corporation whether now or hereafter authorized and securities convertible into shares of stock of the Corporation of any Series or Class, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable;

                (d) is authorized to adopt procedures for determination of and to maintain constant the net asset value of shares of any Class or Series of the Corporation's stock.

             (2) Notwithstanding any provision of the Maryland General Corporation Law requiring a greater proportion than a majority of the votes entitled to be cast by holders of shares of all Series or Classes, or any Series or Class, of the Corporation's stock in order to take or authorize any action, any such action may be taken or authorized upon the concurrence of holders of shares entitled to cast a majority of the aggregate number of votes entitled to be cast thereon, subject to any applicable requirements of the Investment Company Act.

             (3) The presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast (without regard to Series or Class) shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under applicable statutes, regulatory requirements or the Charter, requires approval by a separate vote of one or more Series or Classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by holders of shares of each Series or Class entitled to vote as a Series or Class on the matter shall constitute a quorum.

             (4) Any determination made in good faith by or pursuant to the direction of the Board of Directors, as to the amount of the assets, debts, obligations, or liabilities of the Corporation, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating such reserves or charges, as to the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation, or liability for which such reserves or charges shall have been created shall be then or thereafter required to be paid or discharged), as to the value of or the method of valuing any investment owned or held by the Corporation, as to market value or fair value of any investment or fair value of any other asset of the Corporation, as to the allocation of any asset of the Corporation to a particular Class or Classes of the Corporation's stock, as to the charging of any liability of the Corporation to a particular Class or Classes of the Corporation's stock, as to the number of shares of the Corporation outstanding, as to the estimated expense to the Corporation in connection with purchases of its shares, as to the ability to liquidate investments in orderly fashion, or as to any other matters relating to the issue, sale, redemption or other acquisition or disposition of investments or shares of the

Corporation, shall be final and conclusive and shall be binding upon the Corporation and all holders of its shares, past, present and future, and shares of the Corporation are issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.

       EIGHTH: (1) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.


               (2) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.


               (3) The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.

               (4) Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

       NINTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in its Charter in the manner now or hereafter prescribed by the laws of the State of Maryland, including any amendment which alters the contract rights, as expressly set forth in the Charter, of any outstanding stock, and all rights conferred upon stockholders herein are granted subject to this reservation.

       1. The amendment and restatement of the Charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.


       2. The current address of the principal office of the Corporation within the state of Maryland is as set forth in Article FOURTH of the foregoing amendment and restatement of the Charter.

       3. The name and address of the Corporation's current resident agent is as set forth in Article FOURTH of the foregoing amendment and restatement of the Charter.

       4. The number of directors of the Corporation and the names of those currently in office are as set forth in Article SIXTH of the foregoing amendment and restatement of the Charter.


       5. The total number of shares of stock which the Corporation has authority to issue is not changed by the foregoing amendment and restatement of the Charter.

   The undersigned President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

   IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and
attested to by its Secretary on this        day of       , 200  .

ATTEST:     [                            ]

            By:____________________ (SEAL)
----------
Secretary      President

              AllianceBernstein Institutional Funds, Inc. ("AIF")
         --AllianceBernstein Real Estate Investment Institutional Fund

                 Sanford C. Bernstein Fund II, Inc. ("SCB II")
           --Bernstein Intermediate Duration Institutional Portfolio


      NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

                               November 15, 2005

                                     FORM OF

PROXY CARD                                                            PROXY CARD

                   ALLIANCEBERNSTEIN INSTITUTIONAL FUNDS, INC.
                       SANFORD C. BERNSTEIN FUND II, INC.
        JOINT ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 15, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS OF ALLIANCEBERNSTEIN INSTITUTIONAL FUNDS, INC. - ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND AND THE SANFORD C. BERNSTEIN FUND II, INC. - BERNSTEIN INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO. The undersigned stockholder hereby appoints Christina A. Morse and Carol H. Rappa, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Annual Meeting of Stockholders (the "Meeting") of the AllianceBernstein Institutional Funds, Inc. ("AIF") - AllianceBernstein Real Estate Investment Institutional Fund and Sanford C. Bernstein Fund II, Inc. ("SCB II") - Bernstein Intermediate Duration Institutional Portfolio (each a "Fund", and together, the "Funds") to be held at 3:00 p.m., Eastern Time, on November 15, 2005 at the offices of the Funds, 1345 Avenue of the Americas, 39th Floor, New York, New York 10105, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned as if personally present at such Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meeting and the accompanying Proxy Statement (the terms of which are incorporated by reference herein), revokes any proxy heretofore given with respect to such Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-290-1383

Note: Please sign exactly as name(s) appear(s) on the records of a Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.



-----------------------------------------
Stockholder sign here



-----------------------------------------
Co-owner sign here


-----------------------------------------
Date                            SCB_15609

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for director and "FOR" each of the other proposals as described in the Proxy Statement. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder(s) on any other matter that may properly come before the Meeting or any adjournment thereof.

The proxy covers all shares held in the following fund(s):__________________

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: |_|

--------------------------------------------------------------------------------

[_] To vote FOR all Proposals for all Funds mark this box. No other vote is necessary.

--------------------------------------------------------------------------------

                                          For           Withhold         For All
                                          All              All           Except

1.   Election of Directors.               /__/             /__/            /__/

Both Funds
----------

-------------------------------------------------------------------------------------------------------
01.  Ruth Block              02.  David H. Dievler   03.  John H. Dobkin   04.  Michael J. Downey
-------------------------------------------------------------------------------------------------------
05.  William H. Foulk, Jr.   06.  D. James Guzy      07.  Marc O. Mayer    08.  Marshall C. Turner, Jr.
-------------------------------------------------------------------------------------------------------

To withhold authority to vote for any individual, mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

-------------------------------------------


                                                  For      Against      Abstain
2.   To approve the amendment and restatement     /__/       /__/         /__/
     of the Charter of each Fund.


Both Funds
----------

                                                  For      Against      Abstain
3.   To approve the amendment, elimination, or    /__/       /__/         /__/
     reclassification as non-fundamental of
     certain of the fundamental investment
     policies regarding:

                                                  For      Against      Abstain
          3.a. Diversification.                   /__/       /__/         /__/

          Both Funds
          ----------

                                                  For      Against      Abstain
          3.b. Issuing Senior Securities and      /__/       /__/         /__/
               Borrowing Money.

          Both Funds
          ----------

                                                  For      Against      Abstain
          3.c. Underwriting Securities.           /__/       /__/         /__/

          Both Funds
          ----------

                                                  For      Against      Abstain
          3.d. Concentration of Investments.      /__/       /__/         /__/

          Both Funds
          ----------

                                                  For      Against      Abstain
          3.e. Real Estate and Companies that     /__/       /__/         /__/
               Deal in Real Estate.

          Both Funds
          ----------

                                                  For      Against      Abstain
          3.f. Commodity Contracts and Future     /__/       /__/         /__/
               Contracts.

          Both Funds
          ----------

                                                  For      Against      Abstain
          3.g. Loans.                             /__/       /__/         /__/

          Both Funds
          ----------

                                                  For      Against      Abstain
          3.h. Pledging, Hypothecating,           /__/       /__/         /__/
               Mortgaging, or Otherwise
               Encumbering Assets.

          Both Funds
          ----------

                                                  For      Against      Abstain
          3.i. Joint Securities Trading Accounts. /__/       /__/         /__/

          AIF - Real Estate Investment Institutional Fund
          -----------------------------------------------

                                                  For      Against      Abstain
          3.j. Exercising Control.                /__/       /__/         /__/

          AIF - AllianceBernstein Real Estate
          Investment Institutional Fund
          -----------------------------------

                                                  For      Against      Abstain
          3.k. Other Investment Companies.        /__/       /__/         /__/

          SCB II-Bernstein Intermediate Duration
          Institutional Portfolio
          --------------------------------------

                                                  For      Against      Abstain
          3.l. Oil, Gas, and Other Types of       /__/       /__/         /__/
               Minerals or Mineral Leases.

          AIF - AllianceBernstein Real Estate
          Investment Institutional Fund
          -----------------------------------

                                                  For      Against      Abstain
          3.m. Purchases of Securities on         /__/       /__/         /__/
               Margin.

          Both Funds
          ----------

                                                  For      Against      Abstain
          3.n. Short Sales.                       /__/       /__/         /__/

          Both Funds
          ----------

                                                  For      Against      Abstain
4.   The Reclassification of Real Estate          /__/       /__/         /__/
     Institutional's fundamental Investment
     Objective as Non-fundamental and Changes to the Fund's Investment Objective.

5. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder(s).

     PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

00250.0451 #592032